UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nationwide Variable Insurance Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NATIONWIDE VARIABLE INSURANCE TRUST

One Nationwide Plaza

Mail Code 5-02-210

Columbus, Ohio 43215

(800) 848-0920

American Funds NVIT Asset Allocation Fund

American Funds NVIT Bond Fund

American Funds NVIT Global Growth Fund

American Funds NVIT Growth Fund

American Funds NVIT Growth-Income Fund

Amundi NVIT Multi Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT AllianzGI International Growth Fund (formerly, NVIT Multi-Manager International Growth Fund)

NVIT AQR Large Cap Defensive Style Fund (formerly, NVIT Nationwide Fund)

NVIT BlueprintSM Aggressive Fund (formerly, NVIT CardinalSM Aggressive Fund)

NVIT BlueprintSM Balanced Fund (formerly, NVIT CardinalSM Balanced Fund)

NVIT BlueprintSM Capital Appreciation Fund (formerly, NVIT CardinalSM Capital Appreciation Fund)

NVIT BlueprintSM Conservative Fund (formerly, NVIT CardinalSM Conservative Fund)

NVIT BlueprintSM Managed Growth Fund (formerly, NVIT CardinalSM Managed Growth Fund)

NVIT BlueprintSM Managed Growth & Income Fund (formerly, NVIT CardinalSM Managed Growth & Income Fund)

NVIT BlueprintSM Moderate Fund (formerly, NVIT CardinalSM Moderate Fund)

NVIT BlueprintSM Moderately Aggressive Fund (formerly, NVIT CardinalSM Moderately Aggressive Fund)

NVIT BlueprintSM Moderately Conservative Fund (formerly, NVIT CardinalSM Moderately Conservative Fund)

NVIT Bond Index Fund

NVIT Columbia Overseas Value Fund (formerly, Templeton NVIT International Value Fund)

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT DFA Capital Appreciation Fund

NVIT DFA Moderate Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT GS Emerging Markets Equity Insights Fund

NVIT GS International Equity Insights Fund

NVIT GS Large Cap Equity Insights Fund

NVIT GS Small Cap Equity Insights Fund

NVIT International Equity Fund

NVIT International Index Fund

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT J.P. Morgan Disciplined Equity Fund

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund)

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Mellon Dynamic U.S. Core Fund (formerly, NVIT Dynamic U.S. Growth Fund)

NVIT Mellon Dynamic U.S. Equity Income Fund (formerly, American Century NVIT Multi Cap Value Fund)

NVIT Mid Cap Index Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Newton Sustainable U.S. Equity Fund (formerly, Neuberger Berman NVIT Socially Responsible Fund)

NVIT Real Estate Fund

NVIT S&P 500 Index Fund

NVIT Short Term Bond Fund

NVIT Small Cap Index Fund

NVIT U.S. 130/30 Equity Fund

NVIT Wells Fargo Discovery Fund (formerly, NVIT Multi-Manager Mid Cap Growth Fund)

(each, a “Fund,” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on: September 24, 2020

To the shareholders of the Funds, each a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Funds, which will be held on September 24, 2020, at 10:30 A.M. Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215, for the following purposes:

1.	To elect trustees of the Trust; and

2.	To vote on any other business that may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record of each Fund as of the regular close of business of the New York Stock Exchange on June 16, 2020, are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Each share of each Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to each matter presented at the Meeting.

The Funds issue and sell their shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of one or more Funds and is entitled to vote its shares of each Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Funds in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). This Notice is expected to be delivered by Nationwide Life and the other Participating Insurance Companies to Contract Owners who do not invest directly in or hold shares of a Fund, but who, by virtue of their ownership of the contracts or policies, have a beneficial interest in the Fund as of the record date, so that, with respect to election of trustees, they may instruct Nationwide Life and the other Participating Insurance Companies, as applicable, how to vote the shares of the Fund underlying their contracts or policies.

Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, the Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Trust may allow for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/ as soon as practicable before the Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

By Order of the Board of Trustees of the Trust,

Stephen R. Rimes

Secretary, Nationwide Variable Insurance Trust

June 26, 2020

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the internet by following the instructions provided on the Proxy Card (or voting instruction form). Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 24, 2020

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

NATIONWIDE VARIABLE INSURANCE TRUST

One Nationwide Plaza

Mail Code 5-02-210

Columbus, Ohio 43215

(800) 848-0920

PROXY MATERIALS

American Funds NVIT Asset Allocation Fund

American Funds NVIT Bond Fund

American Funds NVIT Global Growth Fund

American Funds NVIT Growth Fund

American Funds NVIT Growth-Income Fund

Amundi NVIT Multi Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT AllianzGI International Growth Fund (formerly, NVIT Multi-Manager International Growth Fund)

NVIT AQR Large Cap Defensive Style Fund (formerly, NVIT Nationwide Fund)

NVIT BlueprintSM Aggressive Fund (formerly, NVIT CardinalSM Aggressive Fund)

NVIT BlueprintSM Balanced Fund (formerly, NVIT CardinalSM Balanced Fund)

NVIT BlueprintSM Capital Appreciation Fund (formerly, NVIT CardinalSM Capital Appreciation Fund)

NVIT BlueprintSM Conservative Fund (formerly, NVIT CardinalSM Conservative Fund)

NVIT BlueprintSM Managed Growth Fund (formerly, NVIT CardinalSM Managed Growth Fund)

NVIT BlueprintSM Managed Growth & Income Fund (formerly, NVIT CardinalSM Managed Growth & Income Fund)

NVIT BlueprintSM Moderate Fund (formerly, NVIT CardinalSM Moderate Fund)

NVIT BlueprintSM Moderately Aggressive Fund (formerly, NVIT CardinalSM Moderately Aggressive Fund)

NVIT BlueprintSM Moderately Conservative Fund (formerly, NVIT CardinalSM Moderately Conservative Fund)

NVIT Bond Index Fund

NVIT Columbia Overseas Value Fund (formerly, Templeton NVIT International Value Fund)

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT DFA Capital Appreciation Fund

NVIT DFA Moderate Fund

NVIT Emerging Markets Fund

NVIT GS Emerging Markets Equity Insights Fund

NVIT GS International Equity Insights Fund

NVIT GS Large Cap Equity Insights Fund

NVIT GS Small Cap Equity Insights Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT International Index Fund

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT J.P. Morgan Disciplined Equity Fund

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

NVIT Jacobs Levy Large Cap Growth Fund (formerly, NVIT Multi-Manager Large Cap Growth Fund)

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth-Income Fund

NVIT Mellon Dynamic U.S. Core Fund (formerly, NVIT Dynamic U.S. Growth Fund)

NVIT Mellon Dynamic U.S. Equity Income Fund (formerly, American Century NVIT Multi Cap Value Fund)

NVIT Mid Cap Index Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Newton Sustainable U.S. Equity Fund (formerly, Neuberger Berman NVIT Socially Responsible Fund)

NVIT Real Estate Fund

NVIT S&P 500 Index Fund

NVIT Short Term Bond Fund

NVIT Small Cap Index Fund

NVIT U.S. 130/30 Equity Fund

NVIT Wells Fargo Discovery Fund (formerly, NVIT Multi-Manager Mid Cap Growth Fund)

To the shareholders of each of the series listed above (each, a “Fund,” and collectively, the “Funds”) of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

A Special Meeting of the Shareholders of the Funds will be held at the offices of the Trust, located at 10 West Nationwide Boulevard, Columbus, Ohio, 43215, on September 24, 2020 at 10:30 A.M. Eastern Time (the “Meeting”). You are being asked to elect trustees of the Trust (the “Proposal”). This package contains information about the Proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended, has unanimously approved each nominee to the Board described in the following pages. The Board recommends unanimously that you vote FOR the election of each of the nominees. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by telephone or over the internet. Simply call the toll-free number or visit the website indicated on your Proxy Card (or voting instruction form) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call the Trust at 800-848-0920. You also may receive a telephone call from the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares. Thank you in advance for considering this Proposal and for promptly returning your Proxy Card (or voting instruction form).

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, the Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Trust may allow for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/ 1 as soon as practicable before the Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or over the internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

[1]	The Fund’s Internet address is included in this Proxy Statement as a textual reference only. The information on the website is not incorporated by reference into this Proxy Statement.

PROXY STATEMENT

i

ii

IMPORTANT SHAREHOLDER INFORMATION

The following is a brief overview of the proposal to be voted upon at the Meeting by shareholders of the Funds; the owners of variable life insurance policies or variable annuity contracts are entitled to give voting instructions to the shareholders of the Funds. Your vote is important. Please read the full text of the Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call the Trust at 800-848-0920 (toll-free). We appreciate your decision to invest with the Trust and look forward to helping you achieve your financial goals.

The Funds issue and sell their shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of one or more Funds and is entitled to vote its shares of each Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Funds in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). For the limited purpose of this proxy statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to Nationwide Life and the other Participating Insurance Companies as the direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

On what proposal am I being asked to vote?

You are being asked to elect trustees of the Trust. The Board has fixed the size of the Board at nine Trustees. Shareholders of the Trust will be asked to elect Paula H. J. Cholmondeley, Phyllis Kay Dryden, Barbara I. Jacobs, Keith F. Karlawish, M. Diane Koken, Carol A. Kosel, and Douglas F. Kridler, each a current trustee of the Trust, and to elect Lorn C. Davis and David E. Wezdenko, each as a new trustee of the Trust (the “New Trustees” and, together with the nominees that are current members of the Board, the “Trustee Nominees”).

Why are shareholders of the Trust being asked to elect trustees of the Trust?

Charles E. Allen and David C. Wetmore, two of the current members of the Board, have announced their decision to retire from the Board effective December 31,

2020 (the “Retiring Trustees”). As a result, the current trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), have nominated Lorn C. Davis and David E. Wezdenko for election by shareholders as trustees to replace the Retiring Trustees. The Independent Trustees have also nominated each of the Trustee Nominees for election by shareholders. By having each of the Trustee Nominees elected by shareholders at this time, the Trust will comply with Section 16 of the 1940 Act which provides that trustees must be elected by shareholders, except that the Board may fill vacancies on the Board if at least two-thirds of the trustees holding office immediately after the appointment of a trustee to fill such vacancy have been elected by shareholders of the Trust. The Board recommends the election of all the Trustee Nominees.

Has the Board approved the proposal?

Yes. The Board unanimously approved each of the nominations and recommends that you vote for the election of each of the Trustee Nominees (the “Proposal”).

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of a Fund that you own as of the regular close of business on the New York Stock Exchange on the record date. The record date is June 16, 2020. At the Meeting, the Proposal will be voted upon by shareholders of all Funds as a group.

How do I vote my shares?

You can vote your shares:

(1) by completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2) over the internet or telephone by following the voting procedures described on the Proxy Card (or voting instruction form).

If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card or voting instruction form, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 800-848-0920 (toll-free).

How do I sign the Proxy Card/voting instruction form?

Please sign exactly as your name appears on the Proxy Card (or voting instruction form). When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I find more information on the Proposal?

If you would like more information or have any questions regarding the Proposal, please call the Trust at 800-848-0920. In addition, the Trust will furnish, without charge, a copy of your Fund’s most recent annual report and semi-annual report to shareholders, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS OF

NATIONWIDE VARIABLE INSURANCE TRUST

TO BE HELD ON September 24, 2020

This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of all currently offered series or portfolios (each, a “Fund” and collectively, the “Funds”) of Nationwide Variable Insurance Trust (the “Trust”). The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to vote on a proposal to elect trustees of the Trust (the “Proposal”), as more fully described below. At the Meeting, shareholders of all Funds collectively will be asked to approve or disapprove the election of the persons identified herein as nominees to serve as trustees and members of the Board. The principal office of the Trust is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215. You can reach the offices of the Trust by telephone by calling 800-848-0920. The Proxy Statement also is available on the internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

The Meeting will be held on September 24, 2020 at 10:30 A.M., Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215. The Board, on behalf of the Trust, is soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about July 31, 2020.

This Proxy Statement is also being furnished by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) having contract values allocated to a sub-account of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both owners of Variable Contracts (“Contract Owners”) who invest in a Fund through their Variable Contracts as well as to Nationwide Life or other Participating Insurance Companies.

THE PROPOSAL: ELECTION OF TRUSTEES

The purpose of the Proposal is to elect trustees for the Trust.

For purposes of this Proxy Statement, the term “Nationwide Funds Complex” includes Nationwide Mutual Funds (“NMF”) and the Trust. The Board recommends that you vote FOR all nominees for trustee.

Who are the current members of the Board, and why are shareholders being asked to elect trustees of the Board?

Presently, the Board consists of nine trustees. The current members of the Board are Charles E. Allen, Paula H.J. Cholmondeley, Phyllis Kay Dryden, Barbara I. Jacobs, Keith F. Karlawish, M. Diane Koken, Carol A. Kosel, Douglas F. Kridler and David C. Wetmore. Charles E. Allen and David C. Wetmore (the “Retiring Trustees”), two of the current members of the Board, have announced their intention to retire as trustees effective December 31, 2020, and the Board has approved the nomination of Lorn C. Davis and David E. Wezdenko (the “New Trustees”) for election by shareholders as new trustees to replace Messrs. Allen and Wetmore, effective January 1, 2021.

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires the election of trustees by shareholders of an investment company, such as the Trust, although it permits trustee vacancies to be filled by Board appointment so long as, subsequent to such appointment, at least two-thirds of the trustees of the investment company have been elected by holders of the outstanding voting securities of the investment company. The Trust’s shareholders most recently elected Charles E. Allen, Paula H. J. Cholmondeley, Phyllis Kay Dryden, Barbara I. Jacobs, Douglas F. Kridler, and David C. Wetmore to the Board at a shareholder meeting in 2004. In 2012, 2013 and 2019, the then-current Board members appointed Keith F. Karlawish, Carol A. Kosel, and M. Diane Koken, respectively, as trustees, but they have not been elected by shareholders. While the present composition of the Board satisfies the shareholder election requirements of the 1940 Act, it is necessary that shareholders approve the addition of the New Trustees to replace the Retiring Trustees. In addition, the Board has determined to provide shareholders with the opportunity to elect all of the current members of the Board (except for the two Retiring Trustees). If elected by shareholders, Messrs. Davis and Wezdenko will begin to serve as trustees beginning January 1, 2021. Each Trustee who is elected by shareholders will serve during the continued lifetime of the Trust or until his or her resignation, death, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor.

With the exception of M. Diane Koken, each of the current members of the Board is not considered to be an “interested person,” within the meaning of the 1940 Act, of the Trust, any investment adviser to the Trust, or the Trust’s principal underwriter. Each trustee (except M. Diane Koken) is thus referred to herein as an “Independent Trustee.” M. Diane Koken is considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, due to her position as a member of the Board of

Directors of the parent company of, and several affiliates of, the Trust’s investment adviser and principal underwriter.

The persons named as proxies in the shareholder proxy card intend to vote at the Meeting (unless directed not to vote) FOR the election of each of the nominee (collectively, the “Trustee Nominees”). Each Trustee Nominee has consented to serve on the Board, and the Board has no reason to believe that any Trustee Nominee will become unavailable to serve as a trustee. If any Trustee Nominee becomes unavailable to serve for any reason, the persons named as proxies will vote for such other nominees as nominated by the Independent Trustees.

Who are the Trustee Nominees?

The Board’s nominees for trustee and their backgrounds are described in the following pages. The information includes each Trustee Nominee’s name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills. Those Trustee Nominees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustee Nominees.” The Trustee Nominee who is considered an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee Nominee.” There are sixty-nine series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee Nominee is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustee Nominees

Paula H. J. Cholmondeley

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1947	Trustee since July 2000	118

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years

Director of Dentsply International, Inc. (dental products) from 2002 to 2016, Terex Corporation (construction equipment) from 2004 to present, Bank of the Ozarks from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Lorn C. Davis

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1968	Not applicable *	Not applicable **

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years

Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Treasurer and Chair and of the Audit and Finance Committee, and Member of the Advisory Board (non-fiduciary) of Mearthane Products Corporation from September 2019 to present.

Phyllis Kay Dryden

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1947	Trustee since December 2004	118

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years

Director and Vice-Chair of Smithsonian Institution Environmental Research Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Barbara I. Jacobs

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1950	Trustee since December 2004	118

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006.

Other Directorships held During the Past Five Years Trustee and Board Chair of Project Lede from 2013 to present.
Keith F. Karlawish

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1964	Trustee since March 2012	118

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years None
Carol A. Kosel

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1963	Trustee since March 2013	118

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years None
Douglas F. Kridler

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1955	Trustee since September 1997	118

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years None

David E. Wezdenko

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1963	Not applicable *	Not applicable **

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wezdenko has been a Co-Founder of Blue Leaf Ventures since May 2018. From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase Bank, N.A.

Other Directorships held During the Past Five Years Board Director of J.P. Morgan Private Placements LLC from January 2010 to December 2017.

Interested Trustee Nominee

M. Diane Koken

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1952	Trustee since April 2019	118

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

*	If elected by shareholders, the nominee is expected to commence service as trustee in January 2021.

**	If elected by shareholders, the nominee would oversee 118 portfolios. This number of portfolios includes the sixty-nine series of the Trust and the forty-nine series of Nationwide Mutual Funds.

[1]

Each trustee shall hold office for the lifetime of the Trust or until his or her resignation, death, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor. Length of time served includes time served with the Trust’s predecessors. The tenure of each trustee is subject to the Board’s retirement policy, which states that a trustee shall retire from the Board on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a trustee prior to September 11, 2019.

[2]	The Fund Complex consists of the Trust and Nationwide Mutual Funds.

What are the qualifications of the Trustee Nominees?

Described below for each Trustee Nominee are specific experiences, qualifications, attributes or skills that support a conclusion that he or she should serve as a trustee of the Trust as of the date of this Proxy Statement in light of the Trust’s business and structure. The role of an effective trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee Nominee evidences those abilities and is appropriate to his or her serving on the Board. Further information about each Trustee Nominee is set forth in the table above describing the business activities and other directorships held by each Trustee Nominee during the past five years (or longer).

Independent Trustee Nominees

Paula H. J. Cholmondeley. Ms. Cholmondeley has significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company and past experience as an executive in a private service-based company. Ms. Cholmondeley is a former certified public accountant and former chief financial officer of both public and private companies.

Lorn C. Davis. Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of Corporate Directors in 2008.

Phyllis Kay Dryden. Ms. Dryden has significant board experience and significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs. Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish. Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel. Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Douglas F. Kridler. Mr. Kridler has significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.

David E. Wezdenko. Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

Interested Trustee Nominee

M. Diane Koken. Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

How were the nominees selected?

The Board has a Nominating and Fund Governance Committee consisting of Charles E. Allen (Chair), Phyllis Kay Dryden, Barbara I. Jacobs and David C. Wetmore, each of whom is an Independent Trustee. The Board has adopted a written charter for the Nominating and Fund Governance Committee, which is attached as Exhibit A. The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; (e) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the trustees of the Trust, including, without limitation, fidelity bond coverage and errors and omissions/directors’ and officers’ liability coverage; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year.

Pursuant to the Nominating and Fund Governance Committee’s “Statement of Policy on Criteria for Selecting Trustees,” the Nominating and Fund Governance Committee considers and evaluates trustee candidates based upon certain expected criteria including: (a) personal integrity; (b) ability to act independently of the Trust’s investment adviser and other affiliates; (c) business judgment; (d) investment background; (e) accounting/finance knowledge; (f) work ethic; and (g) availability. The Nominating and Fund Governance Committee may determine that a candidate for trustee who does not have the type of previous experience or knowledge referred to within its criteria nevertheless shall be considered as a trustee nominee if the Committee finds that the candidate has additional qualifications such that the candidate’s qualifications, taken as a whole, demonstrate the same level of fitness to serve as other current or proposed trustees. The Nominating and Fund Governance Committee also takes into account: (a) the candidate’s diversity of interests as evidenced by participation in community, charitable or other similar activities; (b) experience in the financial services industry; and (c) recent experience on corporate or other institutional oversight bodies having similar responsibilities, or recent teaching or regulatory experience with such oversight bodies. In addition, the Nominating and Fund Governance Committee considers the following characteristics of the Board as a group in filling trustee vacancies: (a) trustees drawn from the ranks of respected and accomplished senior business, non-profit, or community leaders; (b) diversity; (c) diversity of business experience, including that one trustee qualifies as an “audit committee financial expert,” as such term is defined by forms or rules under the 1940 Act; and (d) experience in light of the makeup of the current Board.

When the Board has or expects to have a vacancy, the Nominating and Fund Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election or appointment as trustees, including any recommendations by shareholders. The individuals recommended by shareholders are evaluated based upon the same criteria described above. To date, the trustees have not received any recommendations for nominees from shareholders.

Pursuant to the Trust’s “Policy Regarding Shareholder Submissions of Trustee Candidates,” shareholders of the Trust wishing to present one or more candidates for trustees for consideration should may do so by submitting a signed written request to the Secretary of the Trust, at the Trust’s offices: One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

As required by the Policy, shareholder recommendations must contain the following information: (a) the name and address of the shareholder and, if applicable, the name of the broker or record holder; (b) the number of shares owned; (c) the name of the Fund(s) in which the shares are owned; (d) whether the shareholder and proposed candidate(s) consent(s) to being identified in any proxy statement utilized in connection with the election of trustees; (e) the name and background of the candidate(s); and (f) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. In addition, the Trust’s By-Laws require that the shareholder recommendation include the following additional information: (a) the name, age, business address and residence address of the nominee; (b) the principal occupation or employment of the nominee; (c) the class, series and number of shares of the Trust that are beneficially owned or owned of record by the nominee; (d) the nominee’s written consent to nomination and to servicing as trustee if elected; (e) a description of any material relationships, including financial transactions and compensation, between the requesting shareholders and the nominee; and (f) a statement by the nominee that he or she does not have, nor will have, any undisclosed voting commitments or other arrangements with respect to his or her actions as a trustee.

Certain Trustee Nominees were previously elected by shareholders to serve as trustees of the Trust, while other Trustee Nominees were initially appointed by the trustees and have not yet been elected by shareholders of the Trust. With respect to the Trustee Nominees not previously elected by shareholders of the Trust, the Nominating and Fund Governance Committee identified Keith F. Karlawish and Carol A. Kosel as candidates and Diane Koken was identified by the Funds’ adviser as a candidate. A third party search firm retained by the Independent Trustees identified Lorn C. Davis and David E. Wezdenko as candidates. The Nominating and Fund Governance Committee has recommended all Independent Trustee candidates. At the meeting of the Board on June 10, 2020, the Board, at the recommendation of the Nominating and Fund Governance Committee, nominated each current member of the Board (except for the Retiring Trustees), Lorn C. Davis and David E. Wezdenko for election to the Board by the shareholders of the Trust.

What are the responsibilities of the Board?

The Board has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from the Trust’s investment adviser regarding the implementation of such policies and procedures and elects the officers of the Trust to perform the daily functions of the Trust. Nationwide Fund Advisors (“NFA”) is the investment adviser to all Funds of the Trust. The Chairperson of the Board is an Independent Trustee.

What is the Board’s leadership structure?

The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The members of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee. Each Committee elects its chair with input from the Nominating and Fund Governance Committee and the Chairperson of the Board.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each trustee shall hold office for the lifetime of the Trust or until such trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor. The tenure of each trustee is subject to the Board’s retirement policy, which states that a trustee shall retire from the Boards of Trustees of the Trust effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a trustee prior to September 11, 2019. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the trustees have been elected by shareholders. Any trustee may be removed by the Board, with or without cause, by action of a majority of the trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the

President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

How does the Board Oversee Trust Risk?

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Funds have retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of those that operate as funds-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

What are the other Committees of the Board?

In addition to the Nominating and Fund Governance Committee, the Board has three other standing committees: Audit, Valuation and Operations, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met five times during the past fiscal year, and currently consists of the following trustees: Ms. Cholmondeley, Mr. Karlawish, Ms. Kosel (Chair) and Mr. Kridler, each of whom is an Independent Trustee.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds pursuant to Rule 2a-7 under the 1940 Act, including without limitation policies and procedures relating to the use of the amortized cost method of valuation, stress testing, and portfolio liquidity; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Funds’ shares including the operation of the Trust’s Rule 12b-1 Plan and Administrative Services Plan; (d) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (e) review and oversee the investment advisers’ brokerage practices as these relate to the Trust, including the use of “soft dollars”; (f) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (g) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency services, administrative services, custody services, securities lending services, and such other services as may be assigned from time to time to the Committee by the Board for review and evaluation; (h) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (i) assist the Board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; and (j) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations

Committee met four times during the past fiscal year, and currently consists of the following trustees: Ms. Dryden (Chair), Ms. Cholmondeley, Mr. Kridler and Mr. Wetmore, each of whom is an Independent Trustee.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds’ investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; and (d) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following trustees: Mr. Allen, Ms. Jacobs, Mr. Karlawish (Chair) and Ms. Kosel, each of whom is not an “interested person” of the Trust, as such term is defined in the 1940 Act, and Ms. Koken, who is an “interested person” of the Trust.

Do the Trustee Nominees own shares of the Funds of the Trust?

Individual investors, like the trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of Nationwide Life and other Participating Insurance Companies to fund benefits payable under Variable Contracts or to registered management investment companies advised by NFA. Each of the Trustee Nominees that is a current member of the Board does, however, own shares of other funds in the Nationwide Funds Complex as of May 31, 2020, as shown in the following table:

Name of Trustee Nominee[1]	Dollar Range of Equity Securities and/or Shares in the Funds	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Paula H.J. Cholmondeley	None	Over $100,000
Lorn C. Davis	None	None
Phyllis Kay Dryden	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
David E. Wezdenko	None	None
Interested Trustee
M. Diane Koken	None	Over $100,000

1.	Lorn C. Davis and David E. Wezdenko are not currently trustees of the Trust.

Do the Independent Trustee Nominees own interests in the Funds’ Investment Adviser1, Subadvisers2 or Distributor3?

None of the Independent Trustee Nominees owns interests in the Funds’ investment adviser, subadvisers or distributor, as of May 31, 2020, as shown in the following table:

Name of Independent Trustee Nominee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David E. Wezdenko[4]	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.

[2]

As of May 31, 2020, subadvisers to the Trust included: Allianz Global Investors U.S. LLC; American Century Investment Management, Inc.; Amundi Pioneer Institutional Asset Management, Inc.; AQR Capital Management, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; Dimensional Fund Advisors LP; DoubleLine Capital LP; Dreyfus Cash Investment Strategies; Federated Investment Management Company; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, LP; Massachusetts Financial Services Company; Mellon Investments Corporation; Nationwide Asset Management, LLC; Neuberger Berman Investment Advisers, LLC; Newton Investment Management Limited; Standard Life Investments (Corporate Funds) Limited; Thompson, Siegel & Walmsley LLC; WCM Investment Management, LLC; WEDGE Capital Management, L.L.P.; Wellington Management Company LLP; and Wells Capital Management, Inc.

[3]

Nationwide Fund Distributors LLC or any other company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

[4]

Within the past five years, Mr. Wezdenko maintained ownership interests in a value exceeding $120,000 in J.P.Morgan Chase & Co., which is an affiliate of a current subadviser to the Trust. These ownership interests represented substantially less than one percent of the outstanding stock of J.P. Morgan Chase & Co. As of February 1, 2020, Mr. Wezdenko had sold all such interests.

How often do the Trustees meet and how are the Trustees paid?

During the fiscal year ended December 31, 2019, there were five meetings of the Board. Each current member of the Board attended at least 75% of meetings of the Board and of the Committees upon which he or she served during the past fiscal year. The Board has five regularly scheduled meetings each year. Prior to each such meeting, the Independent Trustees meet with independent legal counsel to give preliminary consideration to information bearing on the matters to be considered at each meeting. The Board, the Committees and the Independent Trustees also participate in special meetings called as needed throughout the year.

The Board does not currently have a formal policy regarding trustee attendance at shareholder meetings. No trustees attended the last shareholder meeting at which trustees were elected, held in 2004. The Trust is not required to hold annual shareholder meetings.

The Trust and NMF pay the Independent Trustees fees for serving as Trustees and reimburse their expenses for attending Board meetings. Each Independent Trustee receives an annual retainer of $240,000 for serving as a member of the Board and as a member of any two standing Board Committees. Additionally, the Board Chairperson is paid an annual fee of $105,000 for serving in that role, and each Committee Chairperson is paid an annual fee of $25,000.

Each Independent Trustee also receives a flat fee of $20,000 for in-person attendance at each two-day regular quarterly Board meeting and $15,000 for in-person attendance at the one-day Board meeting in connection with the Board’s annual contracts renewal process. No additional compensation is paid for any other special or telephonic Board meeting unless the Board Chairperson determines that the meeting is sufficiently substantive such that the Board members should be compensated for their preparation and participation in the meeting.

Trustee compensation is allocated between the Trust and NMF based on each trust’s average net assets.

NFA or an affiliate of NFA, pays the fees, if any, and expenses of any trustees who are interested persons of the Trust. Accordingly, Ms. Koken is not compensated by the Trust and therefore, is not included in the Compensation Table below.

The Compensation Table below sets forth the total compensation paid to the Independent Trustees of the Trust for the fiscal year ended December 31, 2019. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Nationwide Funds Complex for the twelve months ended December 31, 2019. Trust officers receive no compensation from the Trust in their capacity as officers. The Trust does not maintain any pension or retirement plans for the officers or trustees of the Trust.

Name of Trustee[1]	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
Charles E. Allen	$277,992	N/A	N/A	$370,000
Paula H.J. Cholmondeley	259,207	N/A	N/A	345,000
Phyllis Kay Dryden	277,992	N/A	N/A	370,000
Barbara I. Jacobs	259,207	N/A	N/A	345,000
Keith F. Karlawish	285,488	N/A	N/A	380,000
Carol A. Kosel	277,992	N/A	N/A	370,000
Douglas F. Kridler	259,207	N/A	N/A	345,000
David C. Wetmore	334,347	N/A	N/A	445,000

[1]	Lorn C. Davis and David E. Wezdenko did not receive compensation from the Trust for fiscal year ended December 31, 2019 because they are not currently trustees.

[2]	As of December 31, 2019, the Fund Complex included two trusts comprising 119 investment company funds or series.

How may I communicate with the Board?

Pursuant to the Trust’s “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust,” a shareholder of the Trust (including contract owners) wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board, at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary and the Chief Compliance Officer of the Trust jointly determine that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary and the Chief Compliance Officer of the Trust, in good faith, jointly may determine that a shareholder communication need not be provided to the appropriate Committee of the Board or to the full Board, because the communication:

(i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers in their provision of services to the Trust under their respective service agreements, Board, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is immaterial or ministerial in nature (such as a request for Trust literature, share data, or financial information).

Who are the Executive Officers of the Trust?

The following table sets forth certain information with respect to the executive officers of the Trust.

Michael S. Spangler[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.

Joseph Finelli[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.

Brian Hirsch[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.

Stephen R. Rimes[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1970	Secretary, Senior Vice President and General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company. He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.

Steven D. Pierce[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1965	Senior Vice President, Head of Business and Product Development since March 2020

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Pierce is Senior Vice President, Head of Business and Product Development for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.

Christopher C. Graham[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.

[1]	The address for each Executive Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

[2]	Officers are elected yearly by the Board.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” ALL

THE TRUSTEE NOMINEES.

FURTHER INFORMATION REGARDING THE TRUST, THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST

The Trust

The Trust is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares. Upon liquidation of a series of the Trust, shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

Investment Adviser

NFA, located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, serves as the principal underwriter for each Fund in the continuous distribution of its shares. pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the fees received from the Funds under a Distribution Plan adopted pursuant to Rule 12b-1 of the 1940 Act.

Fund Administrator and Transfer Agent

Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, as amended, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and NMF, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Sub-Administration

NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, as amended, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, as amended, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Two Commerce Square, 2001 Market St., Suite 1800, Philadelphia, PA 19103, has been selected by the Trust’s Audit Committee and approved by the full Board, including a majority of the Independent Trustees, to audit the financial statements of the Funds. PwC has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each Fund.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees billed by PwC for professional services rendered by PwC for the audit of the Trust’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and 2018 were $1,328,202 and $1,120,629, respectively.

Audit-Related Fees. The aggregate fees billed by PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust’s financial statements for the fiscal years ended December 31, 2019 and 2018 and are not reported under “Audit Fees” above were $36,030 and $11,660, respectively. The services for which these fees were paid included security counts under Rule 17f-2 of the 1940 Act.

In addition, PwC was engaged for audit-related services with NFA and certain entities controlling, controlled by, or under common control with NFA that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. However, none of these services were performed for the fiscal years ended December 31, 2019 and 2018. None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.

Tax Fees. The aggregate fees billed by PwC for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2019 and 2018 were $504,410 and $441,240, respectively. The services for which these fees were paid included preparation of federal and excise tax returns for the Funds and review of the excise tax distribution.

In addition, the Audit Committee pre-approves PwC’s engagements for tax services with NFA and certain entities controlling, controlled by, or under common control with NFA that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. However, none of these services were performed for the fiscal years ended December 31, 2019 and 2018.

All Other Fees. The aggregate fees billed for products and services provided by PwC for the fiscal years ended December 31, 2019 and 2018, other than the services reported above, were $0 and $14,386, respectively. The services for which these fees were paid included services related to review of N-14 registration statement relating to fund mergers and agreed upon procedures relating to those mergers and general accounting consultation matters.

In addition, the Audit Committee also pre-approves PwC’s engagements for other services with NFA and certain entities controlling, controlled by, or under common control with NFA that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. However, none of these services were performed for the fiscal years ended December 31, 2019 and 2018.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee of the Trust has adopted Pre-Approval Policies and Procedures (the “Pre-Approval

Procedures”). Pursuant to these Pre-Approval Procedures, the Audit Committee is required to pre-approve all audit services and non-audit services provided to the Trust by PwC, as well as non-audit services provided by PwC to NFA and its affiliates that provide ongoing services to the Trust (the “Service Affiliates”) if the services directly impact the Trust’s operations and financial reporting.

Generally speaking, the Pre-Approval Procedures call for the Audit Committee to approve the engagement of an auditor (such as PwC) to certify the Trust’s financial statements for each fiscal year and permit the Audit Committee to pre-approve non-audit services to the Trust and the Trust’s Service Affiliates on a project-by-project basis. The Pre-Approval Procedures also provide that a member of the Audit Committee, who is also an Independent Trustee (a “designated member”), may approve non-audit services or proposed material changes to these services and lists the factors to be considered by the designated member when making such decisions.

Aggregate Non-Audit Fees. The aggregate non-audit fees (not including audit related fees) billed by PwC for services rendered to the Trust, to NFA, or to any entity controlling, controlled by, or under common control with NFA that provides ongoing services to the Trust were $1,541,781 and $2,270,327 for the fiscal years ended December 31, 2019, and December 31, 2018, respectively.

There were no services rendered by PwC to the Trust or its series for which the approval requirement was waived. During the same period, all services provided by PwC to the Trust, the Funds, NFA or any entity controlling, controlled by, or under common control with NFA that were required to be approved were approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to an investment adviser or an adviser-affiliate that were not approved (not requiring approval), if any, is compatible with maintaining PwC independence.

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record of each Fund as of the close of business on June 16, 2020 (the “Record Date”) will be entitled to vote at the Meeting. The outstanding shares of the Funds entitled to vote as of the Record Date are set forth in Exhibit B attached to this Proxy Statement.

What vote is necessary to approve the Plan?

Quorum. All of the Trust’s shareholders will vote on the Proposal as a group without regard to an individual Fund. With respect to actions to be taken by the shareholders on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares of the Trust entitled to vote on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes” (shares for which a broker-dealer firm has not received voting instructions from the beneficial owner and for which the firm does not have discretionary voting authority) generally are included for purposes of determining whether a quorum is present at a shareholder meeting, but are not treated as votes cast at such meeting. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Trust does not anticipate that there will be any broker non-votes at the Meeting.

Voting by Broker-Dealers. The Trust understands that broker-dealer firms holding shares of the Funds in “street name” will request voting instructions from their beneficial owners prior to the Meeting. However, with respect to routine matters such as the Proposal, if a beneficial owner fails to provide voting instructions by the date specified in a firm’s proxy solicitation materials, the Trust understands that the broker-dealer firm may exercise discretionary voting authority with respect to the Proposal on behalf of such beneficial owner. Therefore, because there are no other proposals expected to come before the Meeting for which broker-dealer firms would not have discretionary voting authority, the Trust does not anticipate receiving any broker non-votes.

Required Vote. The Proposal must be approved by the affirmative vote of a plurality of votes cast at the Meeting at which a quorum is present. The election of a Board of Trustees will be voted upon by all of the Trust’s shareholders as a group without regard to an individual Fund.

With respect to Nationwide Life separate accounts, Nationwide Life will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life is expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of the Funds alone would not be sufficient to approve the Proposal. Each share of each Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to each Fund’s shareholders and to Contract Owners.

Adjournment. If, in the unlikely event that quorum is not present at the Meeting, in person or by proxy, as described above, then a majority of the votes cast by shareholders of the Trust present in person or by proxy at the Meeting may adjourn the Meeting. The persons named as proxies may propose one or more adjournments of the

Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

How will the shareholder voting be handled?

Assuming a quorum is present at the Meeting, only shareholders of record of each Fund of as of close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life (and other Participating Insurance Companies) from Contract Owners having contract values allocated to a sub-account of a Nationwide Life (or other Participating Insurance Company) separate account invested in shares of the Funds.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, the Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Trust may allow for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/ as soon as practicable before the Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

How do I ensure my vote is accurately recorded?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of a Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card (or voting instruction form) or by going to the internet address provided on the Proxy Card (or voting instruction form). Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the internet, please vote on the Proposal. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the internet, instructions are enclosed.

The persons named as proxies on the enclosed Proxy Card (or voting instruction form) will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated Proxy Card is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR each of the Trustee Nominees. If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life will consider the voting instruction’s timely receipt as an instruction to vote FOR each of the Trustee Nominees.

May I revoke my proxy or voting instruction?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life (or other Participating Insurance Company) at any time by: (i) submitting to Nationwide Life (or such other Participating Insurance Company) subsequently dated voting instructions; (ii) delivering to Nationwide Life (or such other Participating Insurance Company) a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the Proxy Card (or voting instruction form). Contract Owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 1-800-848-6331.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Board.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Trust as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders, or Contract Owners, as applicable, at an anticipated estimated cost of $885,277.64, including out-of-pocket expenses, which will be borne by the Trust as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners may also receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases in which a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposal?

The costs of the Proposal, including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Trust.

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

On the Record Date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Funds, or any class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth on Exhibit C attached to this Proxy Statement, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted, the Trust has no knowledge of beneficial ownership.

EXHIBIT A:

NATIONWIDE MUTUAL FUNDS NOMINATING AND FUND GOVERNANCE COMMITTEE CHARTER

Nationwide Mutual Funds

and

Nationwide Variable Insurance Trust

(collectively, the “Trust”)

NOMINATING AND FUND GOVERNANCE COMMITTEE CHARTER

A.	Nominating and Fund Governance Committee Membership

The Nominating and Fund Governance Committee (“Committee”) shall be composed entirely of Trustees of the Trust who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Members of the Committee may designate one member to serve as Chair. Members of the Committee shall serve at the pleasure of the full Board of Trustees (the “Board”).

B.	Nominating and Fund Governance Committee Purposes

The purposes of the Committee are:

1.	to assist the Board in its review and oversight of governance matters;

2.	to assist the Board with the selection and nomination of candidates to serve on the Board;

3.	to oversee legal counsel;

4.	to assist the Board in its review and oversight of shareholder communications and proxy voting by the series of the Trust;

5.

to assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust, including, without limitation, fidelity bond coverage and errors and omissions/directors’ and officers’ liability coverage; and

6.	to undertake such other responsibilities as may be delegated to the Committee by the Board.

C.	Nominating and Fund Governance Committee Functions

The function of the Committee is oversight. To carry out its purposes, the functions of the Committee shall include:

1.	To select and nominate all persons for election or appointment as Trustees of the Trust, which selection and nomination shall be based on the criteria set forth in the Trust’s Statement of Policy on Criteria for Selecting Trustees; provided, that nominees for Independent Trustee shall be recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in connection with Independent Trustee candidates, their independence from the Trust’s investment advisers[1] and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with investment advisers and other service providers).

2.

To consider Trustee candidates recommended by shareholders of the Trusts. Any such candidates shall be considered and evaluated based upon the criteria set forth in the Trust’s Statement of Policy on Criteria for Selecting Trustees. The names of such candidates should be submitted to the Trust in accordance with the Trust’s Policy Regarding Shareholder Submission of Trustee Candidates.

3.

To review information provided to the Committee regarding the implementation of the Trust’s Policy Regarding Shareholder Submission of Trustee Candidates, and any shareholder submissions of Trustee candidates.

4.

To review information provided to the Committee regarding the implementation of the Trust’s Policy Regarding General Shareholder Communications to the Board, and any shareholder communications to the Board.

5.	To periodically review the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets.

6.	To make nominations to the Board for the position of Chair of the Board at least annually.

7.	To periodically review Board governance procedures.

8.	To recommend to the Board the removal, replacement, or retirement of an incumbent Trustee.

9.	To oversee implementation of the Board’s policies regarding evaluations of the Board and Trustee peer evaluations, if any.

10.	To review information provided to the Committee and report, as appropriate, to the Board regarding how proxies were voted under the Proxy Voting Guidelines, Policies, and Procedures.

[1]	As used herein, the term “investment advisers” includes investment subadvisers.

11.	To periodically review Trustee compensation and recommend any appropriate changes to the Independent Trustees as a group.

12.	To oversee implementation of the Trust’s Policy Regarding the Service By Trustees On the Boards of Directors of Unaffiliated Fund Companies and Other Companies.

13.

To periodically review and make recommendations to the Board of Trustees regarding the Board’s Statements of Policies Regarding Fund Governance and Board Oversight, Independence, & Effectiveness of the Board of Trustees.

14.

To evaluate and supervise legal counsel employed by the Independent Trustees, and to monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of rules promulgated under the 1940 Act.

15.	To evaluate, with the advice of the Trust’s management, legal counsel to the Trust.

16.	To periodically review orientation and training materials for new trustees and continuing education criteria for current Trustees.

17.

To review and make recommendations to the Board as the Committee deems appropriate regarding (i) the responsibilities of any and all Board committees (including by proposing changes to charters of other Board committees), (ii) whether there is a continuing need for each committee, (iii) whether there is a need for additional committees of the Board, and (iv) whether committees should be combined or reorganized.

18.	To make nominations for membership on all Board committees and generally review committee assignments at least annually, taking into consideration any input provided by the Chair of the Board.

19.

To review its Charter and the charters of each of the other Board committees at least annually and recommend any changes thereto to the Board. The Board shall review and approve, if appropriate, any changes to this Charter and the charters of each of the other Board committees recommended by the Committee.

20.

To review and make recommendations to the Board regarding insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust, including the scope of such coverages, the cost of such coverages, and the retention of insurance brokers, as the Committee deems appropriate.

21.	To perform such other functions as the Board may delegate from time to time.

D.	Other Powers and Responsibilities

1.	The Committee typically shall meet at least quarterly and is empowered to hold special meetings as circumstances require.

2.	The Committee shall meet and may consult with management of the Trust and officers, employees, and other representatives of service providers as the Committee deems appropriate.

3.	The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary and appropriate.

4.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates). Any expenses incurred in discharging the Committee’s responsibilities shall be borne by the Trust.

The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee. Membership of the Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.

It is the responsibility of each investment adviser, subadviser, and the funds’ other service providers to ensure that their activities in respect of the funds comply with applicable law and regulation and with the policies and procedures of the funds. Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any adviser, subadviser, the funds’ distributor, or any other service provider of the funds.

Original date of adoption: December 15, 2000

Most recent date of amendment: September 12, 2018

EXHIBIT B:

SHARES ISSUED AND OUTSTANDING

As of the Record Date, each Fund had the following number of shares issued and outstanding:

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING
AMERICAN FUNDS NVIT ASSET ALLOCATION FUND – CLASS II	258,555,515.833
AMERICAN FUNDS NVIT BOND FUND – CLASS II	270,089,209.818
AMERICAN FUNDS NVIT GLOBAL GROWTH FUND – CLASS II	12,932,311.258
AMERICAN FUNDS NVIT GROWTH FUND – CLASS II	8,477,787.562
AMERICAN FUNDS NVIT GROWTH-INCOME FUND – CLASS II	67,964,071.702
AMUNDI NVIT MULTI SECTOR BOND FUND – CLASS I	29,907,071.079
BLACKROCK NVIT EQUITY DIVIDEND FUND – CLASS I	2,700,922.964
BLACKROCK NVIT EQUITY DIVIDEND FUND – CLASS II	18,025,111.055
BLACKROCK NVIT EQUITY DIVIDEND FUND – CLASS IV	928,753.528
BLACKROCK NVIT MANAGED GLOBAL ALLOCATION FUND – CLASS II	28,544,596.365
DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND – CLASS I	121,752.244
DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND – CLASS II	1,302,652.830
DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND – CLASS Y	17,185,671.826
FEDERATED NVIT HIGH INCOME BOND FUND – CLASS I	19,561,529.842
NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND – CLASS I	14,947,156.270
NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND – CLASS II	4,112,751.900
NVIT ALLIANZGI INTERNATIONAL GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND) – CLASS I	6,861,191.518
NVIT ALLIANZGI INTERNATIONAL GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND) – CLASS II	8,749,635.799

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING
NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) – CLASS I	19,021,755.119
NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) – CLASS II	4,716,929.531
NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) – CLASS IV	5,788,709.300
NVIT BLUEPRINTSM AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM AGGRESSIVE FUND) – CLASS I	3,300,132.929
NVIT BLUEPRINTSM AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM AGGRESSIVE FUND) – CLASS II	8,193,404.897
NVIT BLUEPRINTSM BALANCED FUND (FORMERLY, NVIT CARDINALSM BALANCED FUND) – CLASS I	1,807,105.244
NVIT BLUEPRINTSM BALANCED FUND (FORMERLY, NVIT CARDINALSM BALANCED FUND) – CLASS II	189,417,837.134
NVIT BLUEPRINTSM CAPITAL APPRECIATION FUND (FORMERLY, NVIT CARDINALSM CAPITAL APPRECIATION FUND) – CLASS I	3,324,767.839
NVIT BLUEPRINTSM CAPITAL APPRECIATION FUND (FORMERLY, NVIT CARDINALSM CAPITAL APPRECIATION FUND) – CLASS II	230,071,638.208
NVIT BLUEPRINTSM CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM CONSERVATIVE FUND) – CLASS I	679,524.742
NVIT BLUEPRINTSM CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM CONSERVATIVE FUND) – CLASS II	68,536,021.756
NVIT BLUEPRINTSM MANAGED GROWTH & INCOME FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH & INCOME FUND) – CLASS I	261,144.861
NVIT BLUEPRINTSM MANAGED GROWTH & INCOME FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH & INCOME FUND) – CLASS II	54,060,764.178
NVIT BLUEPRINTSM MANAGED GROWTH FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH FUND) – CLASS I	422,484.823
NVIT BLUEPRINTSM MANAGED GROWTH FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH FUND) – CLASS II	119,693,501.925
NVIT BLUEPRINTSM MODERATE FUND (FORMERLY, NVIT CARDINALSM MODERATE FUND) – CLASS I	4,347,896.772

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING
NVIT BLUEPRINTSM MODERATE FUND (FORMERLY, NVIT CARDINALSM MODERATE FUND) – CLASS II	223,613,172.216
NVIT BLUEPRINTSM MODERATELY AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY AGGRESSIVE FUND) – CLASS I	8,622,729.950
NVIT BLUEPRINTSM MODERATELY AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY AGGRESSIVE FUND) – CLASS II	35,165,071.202
NVIT BLUEPRINTSM MODERATELY CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY CONSERVATIVE FUND) – CLASS I	553,003.027
NVIT BLUEPRINTSM MODERATELY CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY CONSERVATIVE FUND) – CLASS II	67,889,948.945
NVIT BOND INDEX FUND – CLASS I	42,778,515.550
NVIT BOND INDEX FUND – CLASS Y	171,805,901.227
NVIT COLUMBIA OVERSEAS VALUE FUND (FORMERLY, TEMPLETON NVIT INTERNATIONAL VALUE FUND) – CLASS I	19,738,006.099
NVIT CORE BOND FUND – CLASS I	1,949,485.466
NVIT CORE BOND FUND – CLASS II	9,302,717.297
NVIT CORE BOND FUND – CLASS Y	112,436,197.707
NVIT CORE PLUS BOND FUND – CLASS I	766,118.645
NVIT CORE PLUS BOND FUND – CLASS II	6,492,258.592
NVIT CORE PLUS BOND FUND – CLASS Y	131,911,699.736
NVIT DFA CAPITAL APPRECIATION FUND – CLASS II	1,928,845.690
NVIT DFA CAPITAL APPRECIATION FUND – CLASS P	96,504.954
NVIT DFA MODERATE FUND – CLASS II	2,134,995.851
NVIT DFA MODERATE FUND – CLASS P	355,472.295
NVIT EMERGING MARKETS FUND – CLASS I	4,722,273.683
NVIT EMERGING MARKETS FUND – CLASS II	4,237,836.436
NVIT EMERGING MARKETS FUND – CLASS Y	57,550,266.512
NVIT EMERGING MARKETS FUND – CLASS D	2,635,414.977
NVIT GOVERNMENT BOND FUND – CLASS I	37,161,770.942
NVIT GOVERNMENT BOND FUND – CLASS II	1,069,229.850
NVIT GOVERNMENT BOND FUND – CLASS IV	1,084,291.957
NVIT GOVERNMENT BOND FUND – CLASS Y	512.688
NVIT GOVERNMENT MONEY MARKET FUND – CLASS I	936,458,540.511
NVIT GOVERNMENT MONEY MARKET FUND – CLASS II	187,135,726.410

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING
NVIT GOVERNMENT MONEY MARKET FUND – CLASS IV	34,598,301.946
NVIT GOVERNMENT MONEY MARKET FUND – CLASS V	640,639,936.090
NVIT GOVERNMENT MONEY MARKET FUND – CLASS Y	127,187,952.790
NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND – CLASS Y	157,907,615.303
NVIT GS LARGE CAP EQUITY INSIGHTS FUND – CLASS Y	242,253,367.116
NVIT GS SMALL CAP EQUITY INSIGHTS FUND – CLASS Y	17,248,955.019
NVIT INTERNATIONAL EQUITY FUND – CLASS I	4,996,529.429
NVIT INTERNATIONAL EQUITY FUND – CLASS II	4,472,958.111
NVIT INTERNATIONAL INDEX FUND – CLASS II	1,844,913.323
NVIT INTERNATIONAL INDEX FUND – CLASS I	14,192,898.605
NVIT INTERNATIONAL INDEX FUND – CLASS VIII	10,830,971.426
NVIT INTERNATIONAL INDEX FUND – CLASS Y	177,603,733.121
NVIT INVESTOR DESTINATIONS AGGRESSIVE – CLASS II	20,670,744.229
NVIT INVESTOR DESTINATIONS AGGRESSIVE – CLASS P	2,245,919.505
NVIT INVESTOR DESTINATIONS BALANCED FUND – CLASS II	99,886,452.460
NVIT INVESTOR DESTINATIONS BALANCED FUND – CLASS P	622,806.803
NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION – CLASS II	78,268,788.462
NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION – CLASS P	626,810.523
NVIT INVESTOR DESTINATIONS CONSERVATIVE – CLASS II	74,058,707.372
NVIT INVESTOR DESTINATIONS CONSERVATIVE – CLASS P	424,698.902
NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND – CLASS I	110,980.894
NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND – CLASS II	43,831,851.766
NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND – CLASS I	263,622.512
NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND – CLASS II	102,453,508.866

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING
NVIT INVESTOR DESTINATIONS MODERATE – CLASS II	202,410,517.359
NVIT INVESTOR DESTINATIONS MODERATE – CLASS P	2,269,853.803
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE – CLASS II	77,448,537.599
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE – CLASS P	6,318,958.951
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE – CLASS II	73,548,974.719
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE – CLASS P	218,934.616
NVIT ISHARES® FIXED INCOME ETF FUND – CLASS II	938,930.887
NVIT ISHARES® FIXED INCOME ETF FUND – CLASS Y	172,574.573
NVIT ISHARES® GLOBAL EQUITY ETF FUND – CLASS II	466,710.170
NVIT ISHARES® GLOBAL EQUITY ETF FUND – CLASS Y	98,635.135
NVIT J.P. MORGAN DISCIPLINED EQUITY FUND – CLASS II	561,243.239
NVIT J.P. MORGAN DISCIPLINED EQUITY FUND – CLASS Y	500.000
NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND – CLASS II	945,455.895
NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND – CLASS Y	4,216.394
NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) – CLASS I	4,880,318.264
NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) – CLASS II	9,680,765.770
NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND – CLASS II	199,089,955.944
NVIT MANAGED AMERICAN FUNDS GROWTH-INCOME FUND – CLASS II	47,118,996.710
NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) – CLASS I	71,435,826.347

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING
NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) – CLASS II	19,360,628.196
NVIT MELLON DYNAMIC U.S. EQUITY INCOME FUND (FORMERLY, AMERICAN CENTURY NVIT MULTI CAP VALUE FUND) – CLASS I	12,787,409.251
NVIT MELLON DYNAMIC U.S. EQUITY INCOME FUND (FORMERLY, AMERICAN CENTURY NVIT MULTI CAP VALUE FUND) – CLASS II	11,653,190.932
NVIT MID CAP INDEX FUND – CLASS I	30,206,050.820
NVIT MID CAP INDEX FUND – CLASS II	1,051,414.003
NVIT MID CAP INDEX FUND – CLASS Y	33,571,715.882
NVIT MULTI-MANAGER INTERNATIONAL VALUE – CLASS I	4,248,386.036
NVIT MULTI-MANAGER INTERNATIONAL VALUE – CLASS II	7,779,407.067
NVIT MULTI-MANAGER INTERNATIONAL VALUE – CLASS IV	927,213.199
NVIT MULTI-MANAGER LARGE CAP VALUE FUND – CLASS I	4,326,158.233
NVIT MULTI-MANAGER LARGE CAP VALUE FUND – CLASS II	11,895,507.104
NVIT MULTI-MANAGER MID CAP VALUE FUND – CLASS I	2,231,055.661
NVIT MULTI-MANAGER MID CAP VALUE FUND – CLASS II	43,481,203.330
NVIT MULTI-MANAGER SMALL CAP GROWTH – CLASS I	4,452,508.135
NVIT MULTI-MANAGER SMALL CAP GROWTH – CLASS II	3,066,526.702
NVIT MULTI-MANAGER SMALL CAP VALUE – CLASS I	16,268,004.015
NVIT MULTI-MANAGER SMALL CAP VALUE – CLASS II	5,083,541.554
NVIT MULTI-MANAGER SMALL CAP VALUE – CLASS IV	2,409,669.722
NVIT MULTI-MANAGER SMALL COMPANY – CLASS I	13,668,669.080
NVIT MULTI-MANAGER SMALL COMPANY – CLASS II	2,867,035.470
NVIT MULTI-MANAGER SMALL COMPANY – CLASS IV	1,187,010.245

FUND AND CLASS	NUMBER OF SHARES OUTSTANDING
NVIT NEWTON SUSTAINABLE U.S. EQUITY FUND (FORMERLY, NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND) – CLASS I	513,164.066
NVIT NEWTON SUSTAINABLE U.S. EQUITY FUND (FORMERLY, NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND) – CLASS II	8,038,882.906
NVIT REAL ESTATE FUND – CLASS I	21,444,171.909
NVIT REAL ESTATE FUND – CLASS II	12,330,987.872
NVIT S&P 500 INDEX FUND – CLASS I	17,475,711.430
NVIT S&P 500 INDEX FUND – CLASS II	49,591,280.700
NVIT S&P 500 INDEX FUND – CLASS IV	9,703,011.816
NVIT S&P 500 INDEX FUND – CLASS Y	131,129,215.515
NVIT SHORT TERM BOND FUND – CLASS I	12,794,591.351
NVIT SHORT TERM BOND FUND – CLASS II	19,435,840.943
NVIT SHORT TERM BOND FUND – CLASS Y	141,494,668.538
NVIT SMALL CAP INDEX FUND – CLASS II	21,423,276.600
NVIT SMALL CAP INDEX FUND – CLASS Y	26,418,700.104
NVIT U.S. 130/30 EQUITY FUND – CLASS Y	81,511,799.446
NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) – CLASS I	39,523,604.958
NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) – CLASS II	14,192,733.006

*	As of the Record Date, any Fund share classes that have not commenced operations have not been listed in the above table.

EXHIBIT C:

PRINCIPAL SHAREHOLDERS

As of the Record Date, shareholders of record of 5% or more of the outstanding shares of each class of each Fund were as follows:

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

AMERICAN FUNDS NVIT ASSET ALLOCATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	250,727,365.234	96.97%

AMERICAN FUNDS NVIT BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	268,025,512.443	99.24%

AMERICAN FUNDS NVIT GLOBAL GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,697,991.849	82.72%

AMERICAN FUNDS NVIT GLOBAL GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	836,093.161	6.47%

AMERICAN FUNDS NVIT GLOBAL GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	657,812.714	5.09%

AMERICAN FUNDS NVIT GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,282,054.530	85.90%

AMERICAN FUNDS NVIT GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	427,932.302	5.05%

AMERICAN FUNDS NVIT GROWTH-INCOME FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	66,744,158.419	98.21%

AMUNDI NVIT MULTI SECTOR BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	23,429,386.434	78.34%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

AMUNDI NVIT MULTI SECTOR BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,022,529.469	10.11%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	973,058.862	36.03%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	740,371.616	27.41%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	291,175.948	10.78%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	249,759.167	9.25%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	207,254.661	7.67%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	156,004.841	5.78%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	17,648,056.650	97.91%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	789,456.655	85.00%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	77,004.823	8.29%

BLACKROCK NVIT EQUITY DIVIDEND FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	56,000.566	6.03%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

BLACKROCK NVIT MANAGED GLOBAL ALLOCATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	28,339,456.358	99.28%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	121,218.757	99.56%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	786,945.129	60.41%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	368,312.476	28.27%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS Y	NVIT CARDINAL MODERATE FUND	COLUMBUS	OH	43215	3,405,265.029	19.81%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS Y	NVIT CARDINAL BALANCED FUND	COLUMBUS	OH	43215	2,932,810.471	17.07%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	2,923,063.248	17.01%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	2,277,565.445	13.25%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS Y	NVIT CARDINAL CONSERVATIVE FUND	COLUMBUS	OH	43215	1,732,924.971	10.08%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	1,606,714.731	9.35%

DOUBLELINE NVIT TOTAL RETURN TACTICAL FUND CLASS Y	NVIT CARDINAL MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	1,384,435.916	8.06%

FEDERATED NVIT HIGH INCOME BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	8,582,807.908	43.88%

FEDERATED NVIT HIGH INCOME BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,878,002.259	19.82%

FEDERATED NVIT HIGH INCOME BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,294,203.761	16.84%

FEDERATED NVIT HIGH INCOME BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,557,319.542	7.96%

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,117,080.175	40.92%

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,320,200.007	28.90%

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,511,314.448	10.11%

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,361,445.980	9.11%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,239,567.024	8.29%

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,750,507.181	91.19%

NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	328,161.510	7.98%

NVIT ALLIANZGI INTERNATIONAL GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,663,265.792	38.82%

NVIT ALLIANZGI INTERNATIONAL GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,904,963.661	27.76%

NVIT ALLIANZGI INTERNATIONAL GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,348,290.926	19.65%

NVIT ALLIANZGI INTERNATIONAL GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	8,295,176.595	94.81%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,406,804.956	28.42%

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,170,776.283	21.93%

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,450,053.821	12.88%

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,949,938.756	10.25%

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,715,081.607	9.02%

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,131,224.778	5.95%

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,636,812.429	98.30%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT AQR LARGE CAP DEFENSIVE STYLE FUND (FORMERLY, NVIT NATIONWIDE FUND) CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,632,956.644	97.31%

NVIT BLUEPRINTSM AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM AGGRESSIVE FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	2,426,499.149	73.53%

NVIT BLUEPRINTSM AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM AGGRESSIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	495,623.392	15.02%

NVIT BLUEPRINTSM AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM AGGRESSIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	300,951.376	9.12%

NVIT BLUEPRINTSM AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM AGGRESSIVE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,349,462.721	89.70%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BLUEPRINTSM AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM AGGRESSIVE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	543,739.896	6.64%

NVIT BLUEPRINTSM BALANCED FUND (FORMERLY, NVIT CARDINALSM BALANCED FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	1,025,304.598	56.74%

NVIT BLUEPRINTSM BALANCED FUND (FORMERLY, NVIT CARDINALSM BALANCED FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	503,945.560	27.89%

NVIT BLUEPRINTSM BALANCED FUND (FORMERLY, NVIT CARDINALSM BALANCED FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	220,105.668	12.18%

NVIT BLUEPRINTSM BALANCED FUND (FORMERLY, NVIT CARDINALSM BALANCED FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	187,189,921.337	98.82%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BLUEPRINTSM CAPITAL APPRECIATION FUND (FORMERLY, NVIT CARDINALSM CAPITAL APPRECIATION FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	2,311,970.330	69.54%

NVIT BLUEPRINTSM CAPITAL APPRECIATION FUND (FORMERLY, NVIT CARDINALSM CAPITAL APPRECIATION FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	483,732.844	14.55%

NVIT BLUEPRINTSM CAPITAL APPRECIATION FUND (FORMERLY, NVIT CARDINALSM CAPITAL APPRECIATION FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	432,830.262	13.02%

NVIT BLUEPRINTSM CAPITAL APPRECIATION FUND (FORMERLY, NVIT CARDINALSM CAPITAL APPRECIATION FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	227,991,665.948	99.10%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BLUEPRINTSM CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM CONSERVATIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	291,132.595	42.84%

NVIT BLUEPRINTSM CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM CONSERVATIVE FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	260,884.575	38.39%

NVIT BLUEPRINTSM CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM CONSERVATIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	88,373.372	13.01%

NVIT BLUEPRINTSM CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM CONSERVATIVE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	66,157,773.966	96.53%

NVIT BLUEPRINTSM MANAGED GROWTH FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	370,252.700	87.64%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BLUEPRINTSM MANAGED GROWTH FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	37,535.185	8.88%

NVIT BLUEPRINTSM MANAGED GROWTH FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	119,327,460.525	99.69%

NVIT BLUEPRINTSM MANAGED GROWTH & INCOME FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH & INCOME FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	249,580.952	95.57%

NVIT BLUEPRINTSM MANAGED GROWTH & INCOME FUND (FORMERLY, NVIT CARDINALSM MANAGED GROWTH & INCOME FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	53,904,758.080	99.71%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BLUEPRINTSM MODERATE FUND (FORMERLY, NVIT CARDINALSM MODERATE FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	2,908,358.855	66.89%

NVIT BLUEPRINTSM MODERATE FUND (FORMERLY, NVIT CARDINALSM MODERATE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	747,296.726	17.19%

NVIT BLUEPRINTSM MODERATE FUND (FORMERLY, NVIT CARDINALSM MODERATE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	533,578.417	12.27%

NVIT BLUEPRINTSM MODERATE FUND (FORMERLY, NVIT CARDINALSM MODERATE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	219,974,157.867	98.37%

NVIT BLUEPRINTSM MODERATELY AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY AGGRESSIVE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	33,632,231.689	95.64%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BLUEPRINTSM MODERATELY AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY AGGRESSIVE FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	6,040,962.672	70.06%

NVIT BLUEPRINTSM MODERATELY AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY AGGRESSIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,677,872.585	19.46%

NVIT BLUEPRINTSM MODERATELY AGGRESSIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY AGGRESSIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	821,362.773	9.53%

NVIT BLUEPRINTSM MODERATELY CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY CONSERVATIVE FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	300,959.141	54.42%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BLUEPRINTSM MODERATELY CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY CONSERVATIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	204,941.608	37.06%

NVIT BLUEPRINTSM MODERATELY CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY CONSERVATIVE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	34,076.069	6.16%

NVIT BLUEPRINTSM MODERATELY CONSERVATIVE FUND (FORMERLY, NVIT CARDINALSM MODERATELY CONSERVATIVE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	66,531,351.595	98.00%

NVIT BOND INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	34,194,967.739	79.93%

NVIT BOND INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,136,676.800	9.67%

NVIT BOND INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,679,555.915	8.60%

NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	40,970,753.387	23.85%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	31,939,786.496	18.59%

NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS	COLUMBUS	OH	43215	20,436,856.703	11.90%

NVIT BOND INDEX FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND	COLUMBUS	OH	43215	19,519,210.624	11.36%

NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	18,696,024.173	10.88%

NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	17,899,115.365	10.42%

NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43215	10,469,245.260	6.09%

NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND	COLUMBUS	OH	43215	9,424,179.980	5.49%

NVIT COLUMBIA OVERSEAS VALUE FUND (FORMERLY, TEMPLETON NVIT INTERNATIONAL VALUE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	18,950,937.322	96.01%

NVIT CORE BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	731,789.561	37.54%

NVIT CORE BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	364,636.174	18.70%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT CORE BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	270,853.395	13.89%

NVIT CORE BOND FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	230,004.008	11.80%

NVIT CORE BOND FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	149,452.584	7.67%

NVIT CORE BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	8,767,503.675	94.25%

NVIT CORE BOND FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	25,021,936.830	22.25%

NVIT CORE BOND FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	24,905,416.966	22.15%

NVIT CORE BOND FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	20,818,996.328	18.52%

NVIT CORE BOND FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	11,940,796.838	10.62%

NVIT CORE BOND FUND CLASS Y	NVIT CARDINAL CONSERVATIVE	COLUMBUS	OH	43215	10,757,561.416	9.57%

NVIT CORE BOND FUND CLASS Y	NVIT CARDINAL MODERATELY CONSERVATIVE	COLUMBUS	OH	43215	9,490,864.458	8.44%

NVIT CORE BOND FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH & INCOME FUND	COLUMBUS	OH	43215	6,368,082.892	5.66%

NVIT CORE PLUS BOND FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	391,906.368	51.15%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT CORE PLUS BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	157,460.815	20.55%

NVIT CORE PLUS BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	155,183.320	20.26%

NVIT CORE PLUS BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	49,628.096	6.48%

NVIT CORE PLUS BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,411,349.888	83.35%

NVIT CORE PLUS BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	740,693.818	11.41%

NVIT CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	29,696,506.234	22.51%

NVIT CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	28,984,929.707	21.97%

NVIT CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	23,832,983.934	18.07%

NVIT CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	14,148,056.545	10.73%

NVIT CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL CONSERVATIVE	COLUMBUS	OH	43215	13,312,940.230	10.09%

NVIT CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MODERATELY CONSERVATIVE	COLUMBUS	OH	43215	10,864,879.351	8.24%

NVIT CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH & INCOME FUND	COLUMBUS	OH	43215	7,335,846.362	5.56%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT DFA CAPITAL APPRECIATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,338,828.032	69.41%

NVIT DFA CAPITAL APPRECIATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	476,637.458	24.71%

NVIT DFA CAPITAL APPRECIATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	112,859.108	5.85%

NVIT DFA CAPITAL APPRECIATION FUND CLASS P	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	29,176.234	30.23%

NVIT DFA CAPITAL APPRECIATION FUND CLASS P	JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK	LOUISVILLE	KY	40223	19,504.017	20.21%

NVIT DFA CAPITAL APPRECIATION FUND CLASS P	NATIONWIDE LIFE & ANNUITY INS CO	COLUMBUS	OH	43218	16,018.986	16.60%

NVIT DFA CAPITAL APPRECIATION FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	13,795.712	14.30%

NVIT DFA CAPITAL APPRECIATION FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	11,735.617	12.16%

NVIT DFA CAPITAL APPRECIATION FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,274.388	6.50%

NVIT DFA MODERATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,537,348.353	72.01%

NVIT DFA MODERATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	519,294.222	24.32%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT DFA MODERATE FUND CLASS P	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	192,743.647	54.22%

NVIT DFA MODERATE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INS CO	COLUMBUS	OH	43218	103,593.171	29.14%

NVIT DFA MODERATE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	30,667.897	8.63%

NVIT DFA MODERATE FUND CLASS P	NATIONWIDE LIFE INSURANCE CO	COLUMBUS	OH	43218	21,422.021	6.03%

NVIT EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	1,215,828.871	25.75%

NVIT EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	985,156.515	20.86%

NVIT EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	905,853.457	19.18%

NVIT EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	600,998.122	12.73%

NVIT EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	249,815.688	5.29%

NVIT EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	241,615.389	5.12%

NVIT EMERGING MARKETS FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,984,038.439	94.01%

NVIT EMERGING MARKETS FUND CLASS D	PRUDENTIAL ANNUITIES LIFE ASSURANCE	NEWARK	NJ	7102	1,942,433.840	73.71%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT EMERGING MARKETS FUND CLASS D	PRUCO LIFE INSURANCE COMPANY OF ARIZONA	NEWARK	NJ	7102	417,339.922	15.84%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	8,330,280.376	14.47%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	7,245,760.404	12.59%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	7,214,357.355	12.54%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND	COLUMBUS	OH	43215	4,784,427.241	8.31%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43215	4,395,301.729	7.64%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	4,235,885.868	7.36%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	4,199,383.940	7.30%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	4,008,221.824	6.96%

NVIT EMERGING MARKETS FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	3,887,153.414	6.75%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT GOVERNMENT BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	15,199,254.704	40.90%

NVIT GOVERNMENT BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	9,728,672.845	26.18%

NVIT GOVERNMENT BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,690,360.178	18.00%

NVIT GOVERNMENT BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,967,337.666	5.29%

NVIT GOVERNMENT BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	972,975.693	91.00%

NVIT GOVERNMENT BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	96,254.157	9.00%

NVIT GOVERNMENT BOND FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	919,895.927	84.84%

NVIT GOVERNMENT BOND FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	89,520.487	8.26%

NVIT GOVERNMENT BOND FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	63,146.583	5.82%

NVIT GOVERNMENT BOND FUND CLASS Y	NATIONWIDE FINANCIAL SERVICES INC	COLUMBUS	OH	43215	512.688	100.00%

NVIT GOVERNMENT MONEY MARKET FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	627,583,273.201	67.02%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT GOVERNMENT MONEY MARKET FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	150,176,843.622	16.04%

NVIT GOVERNMENT MONEY MARKET FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	181,334,520.580	96.90%

NVIT GOVERNMENT MONEY MARKET FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	23,257,857.400	67.22%

NVIT GOVERNMENT MONEY MARKET FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE		OH	0	4,943,679.220	14.29%

NVIT GOVERNMENT MONEY MARKET FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,779,037.500	8.03%

NVIT GOVERNMENT MONEY MARKET FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	2,681,771.746	7.75%

NVIT GOVERNMENT MONEY MARKET FUND CLASS V	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	294,550,344.960	45.98%

NVIT GOVERNMENT MONEY MARKET FUND CLASS V	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	236,334,501.300	36.89%

NVIT GOVERNMENT MONEY MARKET FUND CLASS V	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	86,521,441.740	13.51%

NVIT GOVERNMENT MONEY MARKET FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	122,216,343.350	96.09%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	40,586,610.537	25.70%

NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	35,916,175.254	22.75%

NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	29,040,650.022	18.39%

NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	20,657,758.631	13.08%

NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH & INCOME FUND	COLUMBUS	OH	43215	8,870,208.084	5.62%

NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	8,223,004.337	5.21%

NVIT GS LARGE CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	69,586,045.457	28.72%

NVIT GS LARGE CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	57,759,113.771	23.84%

NVIT GS LARGE CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	39,818,163.039	16.44%

NVIT GS LARGE CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	29,007,188.992	11.97%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT GS LARGE CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MODERATE AGGRESSIVE	COLUMBUS	OH	43215	12,515,027.868	5.17%

NVIT GS SMALL CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	4,119,417.346	23.88%

NVIT GS SMALL CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	4,098,289.545	23.76%

NVIT GS SMALL CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	3,536,561.236	20.50%

NVIT GS SMALL CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	2,438,763.172	14.14%

NVIT GS SMALL CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH & INCOME FUND	COLUMBUS	OH	43215	1,118,901.818	6.49%

NVIT GS SMALL CAP EQUITY INSIGHTS FUND CLASS Y	NVIT CARDINAL MODERATE AGGRESSIVE	COLUMBUS	OH	43215	1,015,709.556	5.89%

NVIT INTERNATIONAL EQUITY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,651,635.521	33.06%

NVIT INTERNATIONAL EQUITY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,262,355.213	25.26%

NVIT INTERNATIONAL EQUITY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,243,633.500	24.89%

NVIT INTERNATIONAL EQUITY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	328,251.790	6.57%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT INTERNATIONAL EQUITY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,034,003.137	90.19%

NVIT INTERNATIONAL EQUITY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	326,051.827	7.29%

NVIT INTERNATIONAL INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,405,733.264	45.13%

NVIT INTERNATIONAL INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,279,771.560	30.15%

NVIT INTERNATIONAL INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,710,331.480	19.10%

NVIT INTERNATIONAL INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	607,526.816	32.93%

NVIT INTERNATIONAL INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	346,960.633	18.81%

NVIT INTERNATIONAL INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	341,845.778	18.53%

NVIT INTERNATIONAL INDEX FUND CLASS II	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	234,537.473	12.71%

NVIT INTERNATIONAL INDEX FUND CLASS II	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	52499	180,082.953	9.76%

NVIT INTERNATIONAL INDEX FUND CLASS VIII	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,406,974.382	96.09%

NVIT INTERNATIONAL INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	44,161,377.709	24.87%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT INTERNATIONAL INDEX FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND	COLUMBUS	OH	43215	27,468,826.974	15.47%

NVIT INTERNATIONAL INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	24,848,946.894	13.99%

NVIT INTERNATIONAL INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43215	23,823,194.269	13.41%

NVIT INTERNATIONAL INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	20,826,437.314	11.73%

NVIT INTERNATIONAL INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	10,807,831.146	6.09%

NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	12,169,436.263	58.87%

NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,428,896.758	16.59%

NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,329,640.443	11.27%

NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	2,126,010.370	94.66%

NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	119,909.135	5.34%

NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	96,059,171.354	96.17%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	591,249.084	94.93%

NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	31,557.719	5.07%

NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	75,612,417.378	96.61%

NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND P	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	596,453.191	95.16%

NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	63,099,675.704	85.20%

NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	397,220.556	93.53%

NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	27,478.346	6.47%

NVIT INVESTOR DESTINTATIONS MANAGED GROWTH FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	255,110.866	96.77%

NVIT INVESTOR DESTINTATIONS MANAGED GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	95,587,875.772	93.30%

NVIT INVESTOR DESTINTATIONS MANAGED GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,226,698.061	6.08%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT INVESTOR DESTINTATIONS MANAGED GROWTH & INCOME FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	101,041.057	91.04%

NVIT INVESTOR DESTINTATIONS MANAGED GROWTH & INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	9,203.671	8.29%

NVIT INVESTOR DESTINTATIONS MANAGED GROWTH & INCOME FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	42,114,284.321	96.08%

NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	168,519,653.872	83.26%

NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,346,348.501	5.11%

NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	2,024,579.144	89.19%

NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	245,274.659	10.81%

NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	51,236,367.004	66.16%

NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	8,385,465.325	10.83%

NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,302,067.573	6.85%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	6,168,365.926	97.62%

NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	63,142,057.677	85.85%

NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	178,448.578	81.51%

NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	40,486.038	18.49%

NVIT ISHARES® FIXED INCOME ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	624,522.309	66.51%

NVIT ISHARES® FIXED INCOME ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	189,349.599	20.17%

NVIT ISHARES® FIXED INCOME ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	50,752.437	5.41%

NVIT ISHARES® FIXED INCOME ETF FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	118,989.302	68.95%

NVIT ISHARES® FIXED INCOME ETF FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	51,742.586	29.98%

NVIT ISHARES® GLOBAL EQUITY ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	386,094.550	82.73%

NVIT ISHARES® GLOBAL EQUITY ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	50,480.254	10.82%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT ISHARES® GLOBAL EQUITY ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	24,525.660	5.26%

NVIT ISHARES® GLOBAL EQUITY ETF FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	53,349.242	54.09%

NVIT ISHARES® GLOBAL EQUITY ETF FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	44,879.813	45.50%

NVIT J.P. MORGAN DISCIPLINED EQUITY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	361,372.110	64.39%

NVIT J.P. MORGAN DISCIPLINED EQUITY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	199,871.129	35.61%

NVIT J.P. MORGAN DISCIPLINED EQUITY FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	500.000	100.00%

NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	500,268.968	52.91%

NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	424,586.174	44.91%

NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	3,485.533	82.67%

NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	500.000	11.86%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	230.861	5.48%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,499,510.828	30.73%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,120,189.201	22.95%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	670,923.053	13.75%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	462,302.684	9.47%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	367,869.947	7.54%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	308,152.444	6.31%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	9,056,494.701	93.55%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	583,222.560	6.02%

NVIT JACOBS LEVY LARGE CAP GROWTH FUND (FORMERLY, NVIT MULTI-MANAGER LARGE CAP GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,068,970.266	84.65%

NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	198,173,463.262	99.54%

NVIT MANAGED AMERICAN FUNDS GRWTH-INCOME FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	46,720,463.394	99.15%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	21,299,974.494	29.82%

NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	20,620,836.382	28.87%

NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,162,673.112	14.23%

NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,661,293.196	10.72%

NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,112,052.971	5.76%

NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	16,210,748.128	83.73%

NVIT MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NVIT DYNAMIC U.S. GROWTH FUND) CLASS II	NATIONWIDE INSURANCE COMPANY	COLUMBUS	OH	43218	2,098,515.971	10.84%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MELLON DYNAMIC U.S. EQUITY INCOME FUND (FORMERLY, AMERICAN CENTURY NVIT MULTI CAP VALUE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,162,007.756	48.19%

NVIT MELLON DYNAMIC U.S. EQUITY INCOME FUND (FORMERLY, AMERICAN CENTURY NVIT MULTI CAP VALUE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,622,461.052	20.51%

NVIT MELLON DYNAMIC U.S. EQUITY INCOME FUND (FORMERLY, AMERICAN CENTURY NVIT MULTI CAP VALUE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,348,165.902	18.36%

NVIT MELLON DYNAMIC U.S. EQUITY INCOME FUND (FORMERLY, AMERICAN CENTURY NVIT MULTI CAP VALUE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	11,307,439.768	97.03%

NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	12,761,954.977	42.25%

NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,301,231.390	17.55%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,882,814.885	12.85%

NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,414,873.565	11.31%

NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,568,031.588	8.50%

NVIT MID CAP INDEX FUND CLASS II	GREAT WEST LIFE & ANNUITY INS CO	GREENWOOD VLG	CO	80111	552,017.309	52.50%

NVIT MID CAP INDEX FUND CLASS II	GREAT-WEST LIFE & ANNUITY	GREENWOOD VILLAGE	CO	80111	145,046.132	13.80%

NVIT MID CAP INDEX FUND CLASS II	GREAT WEST LIFE & ANNUITY INS CO	GREENWOOD VLG	CO	80111	140,079.405	13.32%

NVIT MID CAP INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	104,959.049	9.98%

NVIT MID CAP INDEX FUND CLASS II	GREAT-WEST LIFE & ANNUITY	GREENWOOD VILLAGE	CO	80111	66,506.178	6.33%

NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	7,638,241.918	22.75%

NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43215	5,833,769.415	17.38%

NVIT MID CAP INDEX FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND	COLUMBUS	OH	43215	5,399,396.850	16.08%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	4,226,337.738	12.59%

NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	3,696,723.647	11.01%

NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND	COLUMBUS	OH	43215	2,039,651.373	6.08%

NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	1,791,904.935	5.34%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,657,516.703	39.02%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	675,954.504	15.91%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	540,796.542	12.73%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	396,746.448	9.34%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	266,864.334	6.28%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE CO	COLUMBUS	OH	43218	235,958.348	5.55%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,247,787.649	93.17%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	454,223.089	5.84%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	729,378.824	78.66%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	99,773.302	10.76%

NVIT MULTI-MANAGER INTERNATINOAL VALUE FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	87,020.553	9.39%

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,199,324.626	50.84%

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	723,298.613	16.72%

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	361,425.039	8.35%

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	353,798.996	8.18%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	263,476.920	6.09%

NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,388,726.602	11.67%

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE CO	COLUMBUS	OH	43218	1,097,071.641	49.17%

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS I	NATIONWIDE LIFE AND ANNUITY INS CO	COLUMBUS	OH	43218	642,256.430	28.79%

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS I	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	299,402.504	13.42%

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	28,764,933.788	66.15%

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,809,674.488	13.36%

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,546,391.434	5.86%

NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS II	NATIONWIDE INSURANCE COMPANY	COLUMBUS	OH	43218	2,472,948.664	5.69%

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,590,361.372	35.72%

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,267,782.616	28.47%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	410,200.815	9.21%

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	330,530.607	7.42%

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	266,078.524	5.98%

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,715,301.046	88.55%

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	294,385.072	9.60%

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,426,490.770	45.65%

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,386,999.761	26.97%

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,691,859.357	16.55%

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,535,448.641	89.22%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	378,361.070	7.44%

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,068,660.498	85.85%

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	168,171.289	6.98%

NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	163,054.822	6.77%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,948,622.665	28.89%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,361,381.949	24.59%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,472,581.563	18.09%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	907,813.185	6.64%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	839,515.052	6.14%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,580,497.583	90.01%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	162,158.299	5.66%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	984,874.655	82.97%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	111,847.103	9.42%

NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	80,597.344	6.79%

NVIT NEWTON SUSTAINABLE U.S. EQUITY FUND (FORMERLY, NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	178,324.575	34.75%

NVIT NEWTON SUSTAINABLE U.S. EQUITY FUND (FORMERLY, NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND) CLASS I	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	166,613.765	32.47%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT NEWTON SUSTAINABLE U.S. EQUITY FUND (FORMERLY, NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	128,643.936	25.07%

NVIT NEWTON SUSTAINABLE U.S. EQUITY FUND (FORMERLY, NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,550,034.565	93.92%

NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,991,719.695	32.60%

NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,329,000.765	24.85%

NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,185,603.537	19.52%

NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	2,060,894.148	9.61%

NVIT REAL ESTATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	11,402,555.707	92.47%

NVIT REAL ESTATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	766,627.767	6.22%

NVIT S&P 500 INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	12,576,945.305	71.97%

Fund Name/ Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT S&P 500 INDEX FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	3,564,186.170	20.40%

NVIT S&P 500 INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	48,017,805.104	96.83%

NVIT S&P 500 INDEX FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	8,124,787.329	83.73%

NVIT S&P 500 INDEX FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	939,329.537	9.68%

NVIT S&P 500 INDEX FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	567,126.075	5.84%

NVIT S&P 500 INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	33,432,058.039	25.50%

NVIT S&P 500 INDEX FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND	COLUMBUS	OH	43215	22,391,845.162	17.08%

NVIT S&P 500 INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43215	17,629,472.690	13.44%

NVIT S&P 500 INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	17,386,614.563	13.26%

NVIT S&P 500 INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	15,009,964.276	11.45%

NVIT S&P 500 INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	7,128,858.563	5.44%

Fund Name/ Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT SHORT TERM BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,216,720.151	79.85%

NVIT SHORT TERM BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE CO	COLUMBUS	OH	43218	2,362,524.750	18.47%

NVIT SHORT TERM BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	16,539,913.772	85.10%

NVIT SHORT TERM BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,968,152.200	10.13%

NVIT SHORT TERM BOND FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	26,715,903.819	18.88%

NVIT SHORT TERM BOND FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	19,940,882.216	14.09%

NVIT SHORT TERM BOND FUND CLASS Y	NVIT CARDINAL CONSERVATIVE	COLUMBUS	OH	43215	19,631,962.806	13.87%

NVIT SHORT TERM BOND FUND CLASS Y	NVIT CARDINAL MODERATELY CONSERVATIVE	COLUMBUS	OH	43215	12,835,080.749	9.07%

NVIT SHORT TERM BOND FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	11,113,118.725	7.85%

NVIT SHORT TERM BOND FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	9,857,737.452	6.97%

NVIT SHORT TERM BOND FUND CLASS Y	NVIT INVESTOR DESTINATIONS	COLUMBUS	OH	43215	7,391,619.062	5.22%

NVIT SMALL CAP INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	14,959,970.734	69.83%

NVIT SMALL CAP INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,411,872.273	20.59%

Fund Name/ Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT SMALL CAP INDEX FUND CLASS II	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	1,366,742.714	6.38%

NVIT SMALL CAP INDEX FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	6,411,523.494	24.27%

NVIT SMALL CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	4,653,049.808	17.61%

NVIT SMALL CAP INDEX FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND	COLUMBUS	OH	43215	3,563,676.041	13.49%

NVIT SMALL CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	3,043,601.385	11.52%

NVIT SMALL CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43215	2,678,727.190	10.14%

NVIT SMALL CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	2,177,245.946	8.24%

NVIT SMALL CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	1,577,039.918	5.97%

NVIT U.S. 130/30 EQUITY FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	23,329,036.701	28.62%

NVIT U.S. 130/30 EQUITY FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	19,366,151.115	23.76%

NVIT U.S. 130/30 EQUITY FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	13,352,375.793	16.38%

NVIT U.S. 130/30 EQUITY FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	9,940,213.529	12.19%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT U.S. 130/30 EQUITY FUND CLASS Y	NVIT CARDINAL MODERATE AGGRESSIVE	COLUMBUS	OH	43215	4,196,486.849	5.15%

NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	17,077,947.585	43.21%

NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,579,293.430	16.65%

NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,620,200.847	14.22%

NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,223,418.696	10.69%

NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,095,179.632	7.83%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	12,401,093.826	87.38%

NVIT WELLS FARGO DISCOVERY FUND (FORMERLY, NVIT MULTI-MANAGER MID CAP GROWTH FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,134,452.405	7.99%

PROXY TABULATOR P.O.BOX 9112 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D19524-S03434 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

D19525-S03434 NATIONWIDE VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NATIONWIDE VARIABLE INSURANCE TRUST The undersigned shareholder of Nationwide Variable Insurance Trust (the "Trust") hereby appoints Stephen R. Rimes, Allan J. Oster, and Amy Haid, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Trust, on Thursday September 24, 2020, at 10:30 a.m. Eastern Time, and any adjournment(s) or postponement(s) thereof, and thereat to vote all shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT IS ACKNOWLEDGED. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE. THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE FOR THE PROPOSAL

PROXY TABULATOR P.O.BOX 9112 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com and enter your Control Number. 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D19533-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 24, 2020: The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/ and www.proxyvote.com. D19534-TBD VOTING INSTRUCTION CARD NATIONWIDE VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2020 THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NATIONWIDE VARIABLE INSURANCE TRUST The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders to be held on September 24, 2020, at 10:30 a.m. Eastern Time, and any adjournment(s) or postponement(s) thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR ALL" PROPOSED NOMINEES OF THE TRUST. If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account. PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY. PLEASE VOTE YOUR VOTING INSTRUCTION CARD TODAY